THIRD AMENDMENT AGREEMENT
                               to
                   FINGERHUT RECEIVABLES, INC.
                   SECURITY PURCHASE AGREEMENT

          This Third Amendment Agreement (the "Amendment") is executed as of the 28th day of August, 2000, by and among Fingerhut Receivables, Inc. (the "Transferor"), Quincy Capital Corporation ("QCC"), Falcon Asset Securitization Corporation ("Falcon"), Four Winds Funding Corporation ("Four Winds" and, collectively with QCC and Falcon, the "Conduit Purchasers"), Bank of America, N.A. ("BofA" or the "Administrative Agent"), Bank One, NA (Main Office Chicago) ("Bank One"), and Commerzbank Aktiengesellschaft, Chicago Branch ("Commerzbank" and collectively with BofA and Bank One, the "Alternate Purchasers" or the "Managing Agents").

                      W I T N E S S E T H:

          WHEREAS, the Transferor, the Conduit Purchasers, the Managing Agents, the Alternate Purchasers and the Administrative Agent executed the Security Purchase Agreement dated as of July 30, 1998, as amended by the First Amendment Agreement dated as of July 29, 1999 and the Second Amendment Agreement dated as of
July 20, 2000 (the "Security Purchase Agreement"). Capitalized terms used herein and not otherwise defined shall have the meanings assigned to such terms in the Security Purchase Agreement.

          WHEREAS, the parties hereto have agreed to amend the Security Purchase Agreement on the terms and conditions hereinafter set forth:

          NOW, THEREFORE, the parties hereto agree as follows:

          SECTION 1.  Amendment of the Security Purchase
Agreement. The Security Purchase Agreement is, effective on the date hereof and subject to the satisfaction of the condition precedent set forth in Section 3 below, hereby amended as follows:

          1.1 The definition of "Specified Termination Date" contained in Section 1.01 of the Security Purchase Agreement shall be amended and restated in its entirety to read as follows:

               "Specified Termination Date" shall mean
          August 27, 2001, or such later date to which the Specified Termination Date may be extended in accordance with Section 2.05 hereof."

          1.2 This Amendment shall be deemed to extend the Specified Termination Date for purposes of Section 2.05 of the Security Purchase Agreement.

          1.3  Upon consummation of the sale referred to in
Section 2 hereof and for so long as the Class C Securities are held by the Transferor, all references to the Class C Securities, the Class C Commitment Amount, the Class C Investment Amount, the Additional Class C Invested Amount, the Class C Initial Invested Amount, the Class C Facility Usage Fees and the Class C Principal shall be deleted from the Security Purchase Agreement.

          SECTION 2.  Sale of Class C Securities.  Pursuant to an
Assignment and Assumption Agreement in the form attached hereto as Exhibit A, the Conduit Purchasers and Alternate Purchasers shall sell the Class C Securities to the Transferor.

          SECTION 3. Condition Precedent. This Amendment shall become effective as of the date hereof upon the execution hereof by all of the parties hereto.

          SECTION 4.  Miscellaneous.

          4.1  Ratification.  As amended hereby, the Security
Purchase Agreement is in all respects ratified and confirmed and the Security Purchase Agreement as so amended by this Amendment shall be read, taken and construed as one and the same instrument.

          4.2 Representation and Warranty. The Transferor represents and warrants that this Amendment has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, fraudulent transfer, moratorium or other similar laws now or hereafter in effect affecting the enforcement of creditors' rights in general and by general principles of equity (whether considered in a suit at law or in equity).

          4.3 Governing Law; Parties. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. Whenever in this Amendment there is a reference made to any of the parties hereto, such reference shall also be a reference to the successors and assigns of such party, including, without limitation, any debtor-in-possession or trustee. The provisions of this Amendment shall be binding upon and shall inure to the benefit of the successors and assigns of the parties hereto.

          4.4 Counterparts; Severability. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement. In case any provision in or obligation under this Amendment shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

          4.5 Expenses. The Transferor agrees to pay all reasonable out-of-pocket expenses (including, without limitation, the fees and expenses of counsel to the Purchasers) incurred by the Administrative Agent or the Purchasers in connection with the negotiation, execution, delivery and preparation of this Amendment.



          IN WITNESS WHEREOF, the Transferor, the Purchasers, the
Managing Agents, and the Administrative Agent have caused this Amendment to be fully executed by their respective officers as of the day and year first above written.


                         FINGERHUT RECEIVABLES, INC.,
                         as Transferor


                         By:  /s/ Brian M. Szames
                           Name:  Brian M. Szames
                           Title:  President


                         QUINCY CAPITAL CORPORATION,
                         as Conduit Purchaser


                         By:  /s/ Juliana C. Johnson
                           Name:  Juliana C. Johnson
                           Title:  Vice President


                         FALCON ASSET SECURITIZATION CORPORATION, as Conduit Purchaser


                         By:  /s/ Andrew Leszczynski
                           Name:  Andrew Leszczynski
                           Title:  Authorized Signatory


                         FOUR WINDS FUNDING CORPORATION,
                         as Conduit Purchaser


                         By:  /s/  James T. Ahern
                           Name:  James T. Ahern
                           Title:  Senior Vice President

                         By:  /s/  Carl Kemmerer
                           Name:  Carl Kemmerer
                           Title:  Assistant Treasurer


                         BANK OF AMERICA, N.A.,
                         as Alternate Purchaser and Managing
                         Agent and as Administrative Agent for the Purchasers


                         By  /s/ Elliot Lemon
                           Name:  Elliot Lemon
                           Title:  Vice President


                         BANK ONE, NA (MAIN OFFICE CHICAGO),
                         as Alternate Purchaser and Managing
                         Agent


                         By:  /s/ Andrew Leszczynski
                           Name:  Andrew Leszczynski
                           Title:  Authorized Signatory


                         COMMERZBANK AKTIENGESELLSCHAFT, CHICAGO
                         BRANCH, as Alternate Purchaser and
                         Managing Agent


                         By:  /s/  James T. Ahern
                           Name:  James T. Ahern
                           Title:  Senior Vice President

                         By:  /s/  Carl Kemmerer
                           Name:  Carl Kemmerer
                           Title:  Assistant Treasurer